Exhibit 10.2
Execution Version

JOINDER AGREEMENT

REVOLVING CREDIT AGREEMENT JOINDER AGREEMENT, dated as of January 14, 2014 (this “Agreement”), among The ServiceMaster Company, a Delaware corporation (the “Parent Borrower”), The ServiceMaster Company, LLC, a Delaware limited liability company (the “Successor Company”), each of the other Loan Parties (as defined in the Revolving Credit Agreement) and CITIBANK, N.A., as administrative agent (the “Administrative Agent”) and collateral agent (the “Revolving Collateral Agent”) and Issuing Bank (as defined in the Revolving Credit Agreement), in each case for the banks and other financial institutions (the “Lenders”) from time to time parties to the Revolving Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, the Parent Borrower and the Administrative Agent are parties to the Revolving Credit Agreement, dated as of July 24, 2007 (as amended by Amendment No. 1, dated as of February 2, 2011, by Extension Amendment No. 1, dated as of January 30, 2012 and by Amendment No. 3, dated November 27, 2013, the “Revolving Credit Agreement”), among the Parent Borrower, the Lenders, the Administrative Agent and the other parties thereto;

WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of January 14, 2014, between the Parent Borrower and the Successor Company and attached as Exhibit A hereto, the Parent Borrower is merging with and into the Successor Company, with the Successor Company as the surviving corporation (the “Merger”);

WHEREAS, subsection 7.3(a) of the Revolving Credit Agreement expressly permits the Merger, subject to the terms and conditions set forth therein;

WHEREAS, pursuant to subsection 7.3(a)(i) of the Revolving Credit Agreement, in connection with the Merger, the Successor Company is required to expressly assume all the obligations of the Parent Borrower under the Revolving Credit Agreement and the Loan Documents to which the Parent Borrower is a party;

WHEREAS, pursuant to subsection 7.3(a)(iv) of the Revolving Credit Agreement, in connection with the Merger, each Subsidiary Guarantor is required to expressly confirm all of its obligations under its Subsidiary Guarantee;

WHEREAS, pursuant to subsection 7.3(c) of the Revolving Credit Agreement, concurrently with the Merger, the Successor Company will succeed to, and be substituted for, and may exercise every right and power of, the Parent Borrower under the Loan Documents, and the Parent Borrower shall thereupon be relieved of all obligations and covenants under the Revolving Credit Agreement and the other Loan Documents; and

WHEREAS, pursuant to subsections 7.3(d) and 7.3(a)(vi)(y) of the Revolving Credit Agreement, clauses (ii) and (iii) of subsection 7.3(a) do not apply to, and no legal opinion need be delivered in connection with, the Merger;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, terms defined in the Revolving Credit Agreement and used herein shall have the meanings given to them in the Revolving Credit Agreement.

2.                                      Assumption and Joinder of Agreements and Obligations.  Effective as of the Effective Date (as defined below), the Successor Company hereby becomes a party to the Revolving Credit Agreement, the Guarantee and Collateral Agreement and each other Security Document to which the Parent Borrower is a party and expressly assumes, confirms and agrees to perform and observe all of the indebtedness, obligations (including, without limitation, all obligations in respect of the Loans and the Letters of Credit), covenants, agreements, terms, conditions, duties and liabilities of the “Parent Borrower” thereunder and with respect thereto and under or with respect to, any Loan Notes, any Letters of Credit and any of the other Loan Documents to which the Parent Borrower is a party in its capacity as “Parent Borrower” as fully as if the Successor Company were originally a signatory in the capacity of the “Parent Borrower” thereto (it being understood that the Successor Company is no longer an Immaterial Subsidiary).  At all times after the effectiveness of such joinder, all references to the “Parent Borrower” in the Revolving Credit Agreement, any Loan Notes, any Letter of Credit or any of the other Loan Documents and any and all certificates and other documents executed by the Parent Borrower in connection therewith shall be deemed to refer to the Successor Company, as more fully described in the Revolving Credit Agreement.

3.                                      Representations and Warranties.  The Successor Company represents and warrants to each of the Lenders that as of the Effective Date:

a)                  the execution, delivery and performance by the Successor Company of this Agreement, the Revolving Credit Agreement and each other Loan Document to which it is a party are within the Successor Company’s organizational powers, have been duly authorized by all necessary corporate or other organizational action, and will not (i) violate any Requirement of Law or Contractual Obligation of the Successor Company in any respect that would reasonably be expected to have a Material Adverse Effect or (ii) result in, or require, the creation or imposition of any Lien (other than Permitted Liens)

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on any of the Successor Company’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation;

b)                  this Agreement, the Revolving Credit Agreement and each other Loan Document to which it is a party constitutes a legal, valid and binding obligation of the Successor Company, enforceable against the Successor Company in accordance with its terms, except as enforceability may be limited by applicable domestic or foreign bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); and

c)                   after giving effect to the Merger and this Agreement, to the extent required to be Collateral pursuant to the terms of the Security Documents and the Revolving Credit Agreement, the Collateral owned by the Successor Company will (a) continue to constitute Collateral under the Security Documents and (b) be subject to a Lien in favor of the Collateral Agent.

4.                                      Effectiveness.  This Agreement shall become effective on the date (such date, if any, the “Effective Date”) that the following conditions have been satisfied:

a)                  the Administrative Agent shall have received (i) a counterpart of this Agreement executed by the Parent Borrower, the Successor Company and each of the other Loan Parties and (ii) a counterpart of the Assumption Agreement to the Guarantee and Collateral Agreement, executed by the Successor Company;

b)                  the Merger shall have occurred; and

c)                   the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Parent Borrower to the effect that the Merger complies with the applicable provisions described in subsection 7.3(a) of the Revolving Credit Agreement.

5.                                      Amendment to Revolving Credit Agreement.  Effective as of the Effective Date, the Revolving Credit Agreement is hereby deemed to be amended to the extent, but only to the extent, necessary to effect the joinder provided for hereby.  Except as expressly set forth herein, (i) this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Revolving Collateral Agent or the other Secured Parties under the Revolving Credit Agreement or any other Loan Document and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in

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the Revolving Credit Agreement or any other provision of the Revolving Credit Agreement or any other Loan Document.

6.                                      Affirmation of Loan Documents.  Each and every term, condition, obligation, covenant and agreement contained in the Revolving Credit Agreement or any other Loan Document is hereby ratified and re-affirmed by the Successor Company in all respects and shall continue in full force and effect, except as expressly modified hereby.  Each of the other Loan Parties hereby consents to this Agreement and reaffirms its obligations under the Loan Documents to which it is party, including its Subsidiary Guarantee. Each other Loan Party hereby confirms that each Loan Document to which it is a party and all of its Collateral encumbered thereby will continue to guarantee or secure, as the case may be, as and to the extent provided therein, the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).  This Agreement shall constitute a Loan Document for purposes of the Revolving Credit Agreement and from and after the Effective Date, all references to the Revolving Credit Agreement in any Loan Document and all references in the Revolving Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Revolving Credit Agreement, shall, unless expressly provided otherwise, refer to the Revolving Credit Agreement as modified by this Agreement.

7.                                      Intercreditor Agreement.  The Successor Company hereby acknowledges that it has received a copy of the Intercreditor Agreement and consents thereto, agrees to recognize all rights granted thereby to the Term Loan Agent, the Term Loan Creditors, the Revolving Credit Agent, the Revolving Creditors, any Additional Agent and any Additional Creditors (as each such term is defined in the Intercreditor Agreement), and will not do any act or perform any obligation which is not in accordance with the agreements set forth in the Intercreditor Agreement. The Successor Company further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under the Intercreditor Agreement, except as expressly provided in Section 7.10 of the Intercreditor Agreement.

8.                                      GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

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9.                                      Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.  A set of the copies of this Agreement signed by all the parties shall be lodged with the Successor Company and the Administrative Agent.

10.                               Section Headings.  The section headings in this Agreement are for convenience of reference only and are not to affect the construction hereof or to be taken into consideration in the interpretation hereof.

11.                               Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.                               Successors and Assigns.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.                               WAIVERS OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[The Remainder of This Page is Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first set forth above.

THE SERVICEMASTER COMPANY

By:	/s/ Alan J. M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief Financial Officer

THE SERVICEMASTER COMPANY, LLC

By:	/s/ Alan J. M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief Financial Officer

[Signature Page — Revolving Credit Agreement Joinder]

Acknowledged and Accepted:

CITIBANK, N.A., as Administrative Agent and Revolving Collateral Agent

By:	/s/ Brian J. Roth
	Name:	Brian J. Roth
	Title:	Vice President

[Revolving Credit Joinder]

Consented and agreed (for purposes of Section 4 only):

CDRSVM HOLDING, LLC (formerly CDRSVM Holding, Inc.)

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief
Financial Officer

[Signature Page – Revolving Credit Agreement Joinder]

THE TERMINIX INTERNATIONAL COMPANY LIMITED PARTNERSHIP By: TERMINIX INTERNATIONAL, INC., its general partner

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief
Financial Officer

MERRY MAIDS LIMITED PARTNERSHIP
By: MM MAIDS L.L.C., its general partner

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief
Financial Officer

MM MAIDS L.L.C.

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief
Financial Officer

SERVICEMASTER CONSUMER SERVICES LIMITED PARTNERSHIP
By: SMCS HOLDCO, INC., its general partner

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	President & Chief
Financial Officer

[Signature Page – Revolving Credit Agreement Joinder]

SERVICEMASTER MANAGEMENT CORPORATION

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief
Financial Officer

SERVICEMASTER RESIDENTIAL/COMMERCIAL SERVICES LIMITED PARTNERSHIP
By: SM CLEAN L.L.C., its general partner

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief
Financial Officer

SM CLEAN L.L.C.

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief
Financial Officer

TERMINIX INTERNATIONAL, INC.

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	Senior Vice President & Chief
Financial Officer

[Signature Page – Revolving Credit Agreement Joinder]

SMCS HOLDCO, INC.

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	President & Chief Financial
Officer

SMCS HOLDCO II, INC.

By:	/s/ Alan J.M. Haughie
	Name:	Alan J.M. Haughie
	Title:	President & Chief Financial
Officer

[Signature Page — Revolving Credit Agreement Joinder]